EXHIBIT 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.01 par value per share, of News Communications, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned hereby execute this Joint Filing Agreement this 5th day of July 2002.

                                By: /s/ Conrad M. Black
                                    --------------------------------------------
                                    The Lord Black of Crossharbour,
                                    PC (Can), OC, KCSG, individually, and
                                    on behalf of Conrad Black Capital
                                    Corporation
                                    Chairman of Conrad Black Capital Corporation

                                    THE RAVELSTON CORPORATION
                                    LIMITED

                                By: /s/ Charles G. Cowan
                                    --------------------------------------------
                                    Charles G. Cowan, Q.C.
                                    Vice President and Secretary

                                    HOLLINGER INC.

                                By: /s/ Charles G. Cowan
                                    --------------------------------------------
                                    Charles G. Cowan, Q.C.
                                    Vice President and Secretary


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                                    HOLLINGER INTERNATIONAL INC.

                                By: /s/ Mark S. Kipnis
                                    --------------------------------------------
                                    Mark S. Kipnis
                                    Vice President, Corporate Counsel
                                    and Secretary

                                    HOLLINGER NCI HOLDINGS, LLC

                                By: Hollinger International Inc.,
                                    Sole Member

                                By: /s/ Mark S. Kipnis
                                    --------------------------------------------
                                    Mark S. Kipnis
                                    Vice President, Corporate Counsel
                                    and Secretary

                                    JAF-HLR, LLC

                                By: Hollinger NCI Holdings, LLC,
                                    Member

                                By: Hollinger International Inc.,
                                    Sole Member

                                By: /s/ Mark S. Kipnis
                                    --------------------------------------------
                                    Mark S. Kipnis
                                    Vice President, Corporate Counsel
                                    and Secretary

                                By: /s/ James A. Finkelstein
                                    --------------------------------------------
                                    James A. Finkelstein,
                                    Member